                                                                      EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-38462, 333-71525, 333-61223, 333-63889, and
333-48797) and on Form S-8 (No. 333-43904, 333-40770, 333-40772, 333-37959 and
333-38137) of RCN Corporation and its Subsidiaries of our report dated March 2, 2001 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

/s/ PricewaterhouseCooper LLP

Philadelphia, Pennsylvania
March 29, 2001